UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2019

Orrstown Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, PA 17257

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (717) 532-6114

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	The Nasdaq Capital Market

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 1, 2019, Orrstown Financial Services, Inc. (“Orrstown”) completed the previously announced acquisition of Hamilton Bancorp, Inc. (“Hamilton”), pursuant to an Agreement and Plan of Merger dated October 23, 2018 (the “Merger Agreement”), by and between Orrstown and Hamilton. Pursuant to the terms of the Merger Agreement, Hamilton has merged with and into Orrstown (the “Merger”) with Orrstown as the surviving corporation. Immediately following the Merger, Hamilton Bank merged with and into Orrstown Bank with Orrstown Bank as the surviving bank.

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Hamilton as of March 31, 2019 and 2018, and for each of the two years in the period ended March 31, 2019, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1.

The unaudited consolidated financial statements of Hamilton as of and for the three and nine months ended December 31, 2018 and 2017, as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is furnished under this Item 9.01(b) as Exhibit 99.3 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of such section, not shall be deemed incorporated by reference in any filing of Orrstown under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing:

•	Unaudited pro forma combined condensed balance sheet as of March 31, 2019, giving effect to the Merger as if it occurred on March 31, 2019;

•	Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2018, giving effect to the Merger as if it occurred on January 1, 2018; and

•	Unaudited pro forma combined condensed consolidated statement of income for the three months ended March 31, 2019, giving effect to the Merger as if it occurred on January 1, 2018.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Dixon Hughes Goodman LLP

99.1	Audited consolidated financial statements of Hamilton as of and for the years ended March 31, 2019 and 2018.

99.2	Unaudited consolidated financial statements of Hamilton as of and for the three and nine month periods ended December 31, 2018 (incorporated by reference to the Quarterly Report on Form 10-Q filed by Hamilton with the Securities and Exchange Commission on February 13, 2019 (File No. 001-35693)).

99.3	Unaudited pro forma combined condensed balance sheet as of March 31, 2019, giving effect to the Merger as if it occurred on March 31, 2019; unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2018, giving effect to the Merger as it if occurred on January 1, 2018; and unaudited pro forma combined condensed consolidated statement of income for the three months ended March 31, 2019, giving effect to the Merger as if it occurred on January 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

By:	/s/ Gary A. Manley
Gary A. Manley Interim Chief Financial Officer

Date:  July 11, 2019